UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2025

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Targa Resources Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 20, 2025. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect four Class III Directors to serve on the Company’s Board of Directors (the “Board”) for a term of office expiring at the Company’s 2028 Annual Meeting of Stockholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2025; and (3) approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2024. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2025:

1. Each of the four Class III directors that was up for re-election was elected for a term of three years expiring at the Company’s 2028 Annual Meeting of Stockholders. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
Waters S. Davis, IV	159,604,173	23,858,778	99,494	14,284,015
Rene R. Joyce	169,504,117	13,962,741	95,585	14,284,017
Caron A. Lawhorn	182,062,279	1,402,614	97,555	14,284,012
Matthew J. Meloy	179,715,258	3,748,290	98,895	14,284,017

2. PricewaterhouseCoopers LLP was ratified as the Company’s independent auditors for 2025. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
192,614,316	5,137,682	94,462

3. The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
173,075,040	10,311,071	176,329	14,284,020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: May 21, 2025	By:	/s/ William A. Byers
William A. Byers
Chief Financial Officer